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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) March 18, 2003


                         PHOENIX FOOTWEAR GROUP, INC.
                         ----------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


              001-31309                                15-0327010
              ---------                                ----------
      (Commission File Number)               (IRS Employer Identification No.)


        450 North Main Street, Old Town, Maine                  04468
        --------------------------------------                  -----
       (Address of Principal Executive Offices)               (Zip Code)


                                (207) 827-4431
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                             DANIEL GREEN COMPANY
                             --------------------
        (Former Name or Former Address, if Changed Since Last Report)






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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

        On March 18, 2003, the Company issued a press release commenting on its recent bid for Antigua Enterprises, Inc., and updating its earnings outlook for 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibit No.                     Description
                -----------                     -----------

                99.1                    Press Release dated March 18, 2003.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHOENIX FOOTWEAR GROUP, INC.
                                                (formerly Daniel Green Company)

Date: March 19, 2003                    By:     /s/ James R. Riedman
                                                --------------------
                                                James R. Riedman
                                                Chairman and CEO






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                                EXHIBIT INDEX
                                -------------


                 Exhibit No.                    Description
                 -----------                     -----------

                    99.1                Press Release dated March 18, 2003.